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Exhibit 10.6

SECOND AMENDMENT TO
AMENDED RESTATED CREDIT AGREEMENT

        THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") is made and entered into effective as of June 10, 2004 by and among COMFORT SYSTEMS USA, INC., Delaware corporation ("Borrower"); BANK OF TEXAS NA, individually and as Administrative Agent ("Administrative Agent"); HIBERNIA NATIONAL BANK, as Documentation Agent; and the Lenders ("Lenders") and Guarantors ("Guarantors") set forth on the signature pages hereto,.

R E C I T A L S:

        WHEREAS, Borrower, the Administrative Agent, the Document Agent and the Lenders entered into an Amended and Restated Credit Agreement dated December 31, 2003, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of May 12, 2004 (the "Credit Agreement"), pursuant to which Borrower amended and restated the Prior Credit Documents; and

        WHEREAS, Borrower, Administrative Agent, Document Agent, Lenders and Guarantors desire to amend the Credit Agreement as herein set forth to reflect a scheduled partial repayment of the Term Loan in the amount of $500,000 and to permit Lenders to make assignments that are not pro rata between the revolving and term facilities and to increase the revolving facility by $5,000,000.

        NOW THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1.     Definitions.    Except as otherwise provided below, unless the context hereof indicates otherwise, all capitalized terms used herein shall have the same meaning as such capitalized terms are defined in the Credit Agreement.

        2.     Amendments to the Credit Agreement.    The Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, hereby amended as follows:

          (a)   Definitions.    Article I of the Credit Agreement is hereby amended by:

      (i)
      deleting the definition of the term "Percentage Share";

      (ii)
      amending the definitions of the following terms to read as follows:

            "Required Lenders" means Lenders having Aggregate Percentage Shares that equal or exceed sixty-six and two-thirds percent (66 2/3%)."

            "'Revolving Loan Commitment' means as to any Lender the commitment to make its Revolving Loan Percentage Share of Revolving Credit Advances or incur its Revolving Loan Percentage Share of Letter of Credit Obligations as set forth on the signature pages hereto, or in the most recent Assignment and Acceptance, if any, executed by such Lender, as such amount may be adjusted, if at all, from time to time in accordance with this Agreement."

            "'Term Loan Commitment' means as to any Term Lender the commitment of such Term Lender to makes its Term Loan Percentage Share of the Term Loans as set forth on the signature pages hereto or in the most recent Assignment and Acceptance, if any, executed by such Lender, as such amount may be adjusted from time to time in accordance with this Agreement."; and

      (iii)
      by adding the following new defined terms and their definitions in proper alphabetical sequence as follows:

    "'Aggregate Percentage Share' means as to any Lender the percentage obtained by dividing (i) the sum of the unpaid principal balance of such Lender's Loans at the time in question plus the Matured LC Obligations which such Lender has funded pursuant to Section 2.11(c) plus the portion of the Maximum Drawing Amount which such Lender might be obligated to fund under Section 2.11(c), by (ii) the sum of the aggregate unpaid principal balance of all Loans at such time plus the aggregate amount of LC Obligations outstanding at such time.

    "'Revolving Loan Percentage Share' means as to any Lender the percentage set forth opposite such Lender's name on the signature pages hereto, or in the most recent Assignment and Acceptance, if any, executed by such Lender, under the heading 'Revolving Loan Percentage Share."'

    "'Term Loan Percentage Share' means as to any Lender the percentage set forth opposite such Lender's name on the signature pages hereto, or in the most recent Assignment and Acceptance, if any, executed by such Lender, under the heading 'Term Loan Percentage Share."'

          (b)   Cover Page.    The Cover Page of the Credit Agreement is hereby amended by deleting the number "$50,000,000" and inserting "$54,500,000" in lieu thereof.

          (c)   Section 2.1(a) is amended by inserting the words "Term Loan" immediately preceding the words "Percentage Share" in each instance in which such words appear therein.

          (d)   Section 2.1(b) is amended by inserting the words "Revolving Loan" immediately preceding the words "Percentage Shares" in each instance in which such words appear therein.

          (e)   Section 2.5(c)) is amended by inserting the words "Revolving Loan" immediately preceding the words "Percentage Share" in each instance in which such words appear therein.

          (f)    Section 2.11(c) is amended by inserting the words "Revolving Loan" immediately preceding the words "Percentage Share" in each instance in which such words appear therein.

          (g)   Section 2.11(d) is amended by inserting the words "Revolving Loan" immediately preceding the words "Percentage Share" in each instance in which such words appear therein.

          (h)   Section 2.12 is amended by inserting the words "Revolving Loan" immediately preceding the words "Percentage Shares" in each instance in which such words appear therein.

          (i)    Section 9.4 is amended by inserting the word "Aggregate" immediately preceding the words "Percentage Share" in each instance in which such words appear therein.

          (j)    Section 10.1(a) is amended by inserting the word "Aggregate" immediately preceding the words "Percentage Shares" in each instance in which such words appear therein.

          (k)   Section 10.5(a) is amended by inserting the word "Aggregate" immediately preceding the words "Percentage Shares" in each instance in which such words appear therein.

          (l)    Section 10.5(c)(i) is amended to read as follows:

          "(i) Any assignment of Revolving Loans owing to the assignor Lender shall also apply to the unused portion of the assignor Lender's Revolving Loan Commitments, and any assignment of Revolving Loan Commitments of the assignor Lender shall also apply to the Revolving Loans owing to such assignor Lender, so that after such assignment is made (A) the assignor Lender shall hold Revolving Loans in amount equal to its Revolving Loan Percentage Share (as specified in the relevant Assignment and Acceptance) of all outstanding Revolving Loans and shall be committed to make its Revolving Loan Percentage Share (as specified in the relevant Assignment and Acceptance) of all future Revolving Loans, (B) the assignee shall hold Revolving Loans in an amount equal to its Revolving Loan Percentage Share (as specified in the relevant Assignment and Acceptance) of all outstanding Revolving Loans and shall be committed to make its Revolving Loan Percentage Share (as specified in the relevant Assignment and Acceptance) of all future Revolving Loans, and (C) except in the case of an assignment of the entire remaining amount of the assignor's Revolving Loan Percentage Share of the aggregate Revolving Loan Commitments, both assignor's and assignee's Revolving Loan Percentage Share of the aggregate Revolving Loan Commitments after giving effect to such assignment shall equal or exceed $2,500,000."

          (m)  Section 10.5(c)(ii) is amended by inserting the words "Term Loan Percentage Shares and Revolving Loan" immediately preceding the words "Percentage Shares" in each instance in which such words appear therein.

          (n)   Section 10.5(f) is amended by inserting the words "Term Loan Percentage Shares and Revolving Loan" immediately preceding the words "Percentage Shares" in each instance in which such words appear therein.

          (o)   Section 10.14 is amended by:

            (i)    deleting the phrase "shall be in the form attached hereto as Exhibit 10.14 and" in the second sentence thereof; and

            (ii)   deleting the term "Percentage Shares" in the penultimate sentence of Section 10.14 and adding the following in lieu thereof:

          "Term Loan Percentage Shares and Revolving Loan Percentage Shares, as the case may be."

          (p)   Schedule 3.1, Lenders Schedule, is hereby amended in its entirety to read as follows:

"SCHEDULE 3.1

LENDERS SCHEDULE

Domestic Lending Office	Term Loan Percentage Share	Revolving Loan Percentage Share	Term Loan Commitment	Revolving Loan Commitment	Total Commitment
Bank of Texas NA 5 Houston Center 1401 McKinney, Suite 1650 Houston, Texas 77010 Telephone: (713) 289-5823 Fax: (713) 289-5825	29.7368%	26.6667%	$2,825,000	$12,000,000	$14,825,000
Hibernia National Bank 1800 Bering Drive, Suite 510, Houston, Texas 77057 Telephone: (713) 706-5420 Fax: (713) 706-499	19.4737%	17.7778%	$1,850,000	$8,000,000	$9,850,000
Bank of Scotland 565 Fifth Avenue New York, NY 10017 Telephone: (212) 450-0837 Fax: (212) 479-2806	20.0000%	17.7778%	$1,900,000	$8,000,000	$9,900,000
FirstCapital Bank, ssb 5433 Westheimer, Suite 100 Houston, Texas 77056 Telephone: (713) 386-2460 Fax: (713) 840-1332	15.0000%	13.3333%	$1,425,000	$6,000,000	$7,425,000
First Bank & Trust 8820 Westheimer Houston, Texas 77063 Telephone: Fax:	7.3684%	15.1111%	$700,000	$6,800,000	$7,500,000
RZB Finance LLC 1133 Avenue of the Americas 16th Floor New York, NY 10036 Telephone: Fax:	8.4211%	9.3333%	$800,000	$4,200,000	$5,000,000

"

        3.     Conditions Precedent to Effectiveness of Amendment.    This Amendment shall become effective when, and only when, the Administrative Agent shall have received all of the following documents, each document (unless otherwise indicated) being dated the date hereof, in form and substance reasonably satisfactory to the Administrative Agent:

          (a)   Counterparts of this Amendment duly executed by Borrower, Guarantors and Lenders;

          (b)   A copy of the resolutions approving the Credit Agreement as amended by this Amendment, and authorizing the transactions contemplated herein or therein duly adopted by the Board of Directors of the Borrower, accompanied by a certificate of the duly authorized Secretary of Borrower, that such copy is a true and correct copy of the resolutions duly adopted by the Board of Directors of the Borrower and have not been amended, modified or revoked in any respect and are in full force and effect as of the date hereof;

          (c)   A copy of the resolutions approving the Credit Agreement as amended by this Amendment, and authorizing the transactions contemplated herein or therein duly adopted by the Board of Directors of each Guarantor, accompanied by a certificate of the duly authorized Secretary of Guarantor, that such copy is a true and correct copy of the resolutions duly adopted by the Board of Directors of such Guarantor and have not been amended, modified or revoked in any respect and are in full force and effect as of the date hereof;

          (d)   Replacement Notes made and duly executed by the Borrower in favor of Bank of Texas NA and Hibernia National Bank to reflect the new Revolving Loan Commitments of and the new amounts of the Term Loans held by said Lenders;

          (e)   Notes made and duly executed by the Borrower in favor of First Bank & Trust and RZB Finance LLC to reflect the new Revolving Loan Commitments of and the new amounts of Term Loans held by said Lenders;

          (f)    Payment by Borrower of the reasonable fees and expenses of counsel to the Administrative Agent connection with the preparation and negotiation of this Amendment and all documents and instruments contemplated hereby; and

          (g)   The legal opinion of counsel to Borrower and Guarantors, in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

        4.     Representations and Warranties of Borrower.    Borrower represents and warrants as follows:

          (a)   Borrower and Guarantors are each duly authorized and empowered to execute, deliver and perform this Amendment and all other instruments referred to or mentioned herein to which it is a party, and all action on its part requisite for the due execution, delivery and the performance of this Amendment has been duly and effectively taken.

          (b)   After giving affect to this Amendment, the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Documents executed in connection herewith or therewith are true in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty was true in all material respects when made;

          (c)   After giving affect to this Amendment, no event has occurred and is continuing which constitutes a Default; and

          (d)   When duly executed and delivered, each of this Amendment and the Credit Agreement will be legal and binding obligations of Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

        5.     Reference to and Effect on the Loan Documents.

          (a)   Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference in the Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby.

          (b)   Except as specifically amended above, the Credit Agreement, the Notes, and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all collateral described therein do and shall continue to secure the payment of all obligations of Borrower under the Credit Agreement as amended hereby, the Notes, and under the Security Documents.

          (c)   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Security Documents, nor constitute a waiver of any provision of any of the Security Documents.

        6.     Costs and Expenses.    Borrower agrees to pay on demand all costs and expenses of Lenders in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for Lenders. In addition, Borrower shall pay any and all fees payable or determined to be payable in connection with the execution and delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder, and agrees to save Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

        7.     Execution in Counterparts.    This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

        8.     Governing Law.    This Amendment shall be governed by and construed in accordance with the laws of the State of Texas.

        9.     Final Agreement.    THIS WRITTEN AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed in multiple counterparts, each of which is an original instrument for all purposes, all as of the day and year first above written.

BORROWER:
COMFORT SYSTEMS USA, INC.
By:	/s/ J. GORDON BEITTENMILLER J. Gordon Beittenmiller Executive Vice President and Chief Financial Officer

		LENDERS:
Term Loan Commitment:	$2,825,000	BANK OF TEXAS NA,
Revolving Loan Commitment:	$12,000,000	Administrative Agent and Lender
Term Loan Percentage Share:	29.7368%
Revolving Loan Percentage Share:	26.6667%
		By:	/s/ H. GALE SMITH, JR. H. Gale Smith, Jr. Senior Vice President
Term Loan Commitment:	$1,850,000	HIBERNIA NATIONAL BANK,
Revolving Loan Commitment:	$8,000,000		Documentation Agent,
Term Loan Percentage Share:	19.4737%		LC Issuer and Lender
Revolving Loan Percentage Share:	17.7778%
		By:	/s/ MICHAEL MEISS Michael Meiss Senior Vice President
Term Loan Commitment:	$1,900,000	BANK OF SCOTLAND, Lender
Revolving Loan Commitment:	$8,000,000
Term Loan Percentage Share:	20.0000%
Revolving Loan Percentage Share:	17.7778%
		By:	/s/ JOSEPH FRATUS Joseph Fratus First Vice President
Term Loan Commitment:	$1,425,000	FirstCapital Bank, ssb, Lender
Revolving Loan Commitment:	$6,000,000
Term Loan Percentage Share:	15.0000%
Revolving Loan Percentage Share:	13.3333%
		By:	/s/ WILLIAM H. FOWLER William H. Fowler Senior Vice President
Term Loan Commitment:	$800,000	RZB FINANCE LLC, Lender
Revolving Loan commitment:	$4,200,000
Term Loan Percentage Share:	8.4211%
Revolving Loan Percentage Share:	9.3333%
		By:	/s/
		By:	/s/

Term Loan Commitment:	$700,000	FIRST BANK & TRUST, Lender
Revolving Loan Commitment:	$6,800,000
Term Loan Percentage Share:	7.3684%
Revolving Loan Percentage Share:	15.1111%
		By:	/s/ MICHAEL S. MARTIN Michael S. Martin Vice President
		GUARANTORS:
		ACI MECHANICAL, INC.
		ACI MECHANICAL USA, INC.
		ARC COMFORT SYSTEMS USA, INC.
		ACCURATE AIR SYSTEMS, L.P., by Atlas-Accurate Holdings, L.L.C., as general partner
		ACCU-TEMP GP, INC. ACCU-TEMP LP, INC.
		AIR TEMP, INC.
		ATLAS-ACCURATE HOLDINGS, L.L.C., by CS53 Acquisition Corp., as acting member
		ATLAS AIR CONDITIONING COMPANY, L.P., by Atlas-Accurate Holdings, L.L.C. as general partner
		BATCHELOR'S MECHANICAL CONTRACTORS, INC.
		BCM CONTROLS CORPORATION
		CALIFORNIA COMFORT SYSTEMS USA, INC.
		CEL, INC.
		CENTRAL MECHANICAL, INC.
		CLIMATE CONTROL, INC.
		COMFORT SYSTEMS USA (ARKANSAS), INC.
		COMFORT SYSTEMS USA (BALTIMORE), INC.
		COMFORT SYSTEMS USA (BOWLING GREEN), INC.
		COMFORT SYSTEMS USA (BRISTOL), INC.

COMFORT SYSTEMS USA (CLEVELAND), INC.
COMFORT SYSTEMS USA (FLORIDA), INC.
COMFORT SYSTEMS USA G.P., INC.
COMFORT SYSTEMS USA (HARTFORD), INC.
COMFORT SYSTEMS USA (INTERMOUNTAIN), INC.
COMFORT SYSTEMS USA NATIONAL ACCOUNTS, LLC, by Accu-Temp LP, Inc., as acting member
COMFORT SYSTEMS USA (SYRACUSE), INC.
COMFORT SYSTEMS USA (TEXAS), L.P., by Comfort Systems USA G.P., Inc., as general partner
COMFORT SYSTEMS USA (TWIN CITIES), INC.
COMFORT SYSTEMS USA (WESTERN MICHIGAN), INC.
CS44 ACQUISITION CORP.
CS53 ACQUISITION CORP.
DESIGN MECHANICAL INCORPORATED
EASTERN HEATING & COOLING, INC.
ESS ENGINEERING, INC.
GULFSIDE MECHANICAL, INC.
H & M MECHANICAL, INC.
HELM CORPORATION
HESS MECHANICAL CORPORATION
INDUSTRIAL COOLING INC.
J & J MECHANICAL, INC.
JAMES AIR CONDITIONING ENTERPRISE INC.
MARTIN HEATING, INC.
MECHANICAL SERVICE GROUP, INC.

MECHANICAL TECHNICAL SERVICES, L.P., by Atlas-Accurate Holdings, L.L.C., as general partner
MJ MECHANICAL SERVICES, INC.
NEEL MECHANICAL CONTRACTORS, INC.
NORTH AMERICAN MECHANICAL, INC.
QUALITY AIR HEATING & COOLING, INC.
S&K AIR CONDITIONING CO., INC.
S. I. GOLDMAN COMPANY, INC.
S.M. LAWRENCE COMPANY, INC.
SA ASSOCIATES, INC.
SALMON & ALDER, LLC, by SA Associates, Inc. as acting member
SEASONAIR, INC.
SHEREN PLUMBING & HEATING, INC.
TARGET CONSTRUCTION, INC.
TEMP-RIGHT SERVICE, INC.
THE CAPITAL REFRIGERATION COMPANY
TRI-CITY MECHANICAL, INC.
UNITED ENVIRONMENTAL SERVICES, L.P., by Atlas-Accurate Holdings, L.L.C., as general partner
WESTERN BUILDING SERVICES, INC.
By:	/s/ J. GORDON BEITTENMILLER J. GORDON BEITTENMILLER, Vice President and Assistant Secretary

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  Exhibit 10.6
SECOND AMENDMENT TO AMENDED RESTATED CREDIT AGREEMENT
"SCHEDULE 3.1 LENDERS SCHEDULE